Effective Consolidator of “Main Street” Property and Casualty Insurers Investor Meetings March 2013 Exhibit 99.1

Forward-Looking Statements
The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private
Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the
Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company operates, interest rates, competition from various insurance and other financial businesses, terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the
Company’s ability to integrate and manage successfully the companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements.  The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Reconciliations of non-GAAP data are available in the Investors section of the Company’s website at www.donegalgroup.com in the Company’s news releases regarding quarterly financial results.

Snapshot: NASDAQ:DGICA/DGICB
•
Insurance holding company with mutual affiliate
–
Class A dividend yield of 3.5%
–
Class A shares have 1/10 vote; Class B shares have one vote
•
Regional property and casualty insurance group
–
22 Mid-Atlantic, Midwestern, New England and Southern states
–
Distribution force of approximately 2,500 independent agencies
–
$496 million in 2012 net written premiums, up 9.3% from 2011
($673 million in agency direct written premiums for insurance group*)
–
Completed ten M&A transactions since 1988
•
Rated A (Excellent) by A.M. Best
–
Debt-to-capital of approximately 18%

* Includes Donegal Mutual Insurance Company and Southern Mutual Insurance Company

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

130%
125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Objective: Outperform Industry
Service, Profitability and Book Value Growth

Change in Net Written Premiums
DGI CAGR: 10%   Index CAGR: 4%
Donegal Group
SNL Small Cap U.S. Insurance Index (average) – 2012 data not yet available
GAAP Combined Ratio
DGI Avg: 97%  Index Avg: 102%
Change in Book Value
DGI CAGR: 7%
Index CAGR: NA

2012: Strong Growth and Improved Operating
EPS* of 73¢ vs. 30¢ Loss in 2011
•
9.3% increase in net written premiums
•
99.8% statutory combined ratio
•
91.2% commercial lines and 105.0% personal lines statutory
combined ratios
•
Book value per share at $15.63 vs. $15.01 at year-end 2011
Additional details are available in the Investors section of our website.
(www.DonegalGroup.com)

Achieve Objectives By Implementing Plan Continue to pursue consolidation opportunities Complement with organic growth and diversification Translate into book value growth

Acquisition Strategy Drives Geographic
Expansion
•
10 M&A transactions since 1988
–
Experienced consolidation team
•
Acquisition criteria:
–
Serving attractive
geography
–
Favorable regulatory,
legislative and judicial
environments
–
Similar personal/commercial
business mix
–
Premium volume
up to $100 million

Michigan
Sheboygan
Peninsula
Le Mars
Southern
Atlantic States
10% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Acquisitions Have Made Meaningful
Contribution to Long-term Growth

$283
$302
$207
$307
$314
$365 $363
$392
$454
$496
January 2004
Acquired Le Mars and Peninsula
December 2010
Acquired Michigan
Implemented 25% Quota Share
December 2008
Acquired Sheboygan Falls
Implemented Pooling Change
Net Written Premiums
(dollars in millions)

Public Stockholders
53%(1)
47%(1)
Donegal Mutual Insurance Company
52%
Donegal Financial Services Corporation (Union Community Bank)
48%
Donegal Group Inc.
20%
POOLING AGREEMENT
80%
100% Reinsurance
100%
Sheboygan Falls Insurance Company
100%
Michigan Insurance Company
100%
Southern Insurance Company of Virginia
100%
Le Mars Insurance Company
100%
The Peninsula Insurance Company
100%
Peninsula Indemnity Company
100%
Atlantic States Insurance Company
Southern Mutual Insurance Company
= P&C Insurance Subsidiaries
= Thrift Holding Company /Federal Savings Bank

DONEGAL GROUP INC.

(1) Because of the different relative voting power of Class A common stock and Class B common stock, public stockholders hold approximately 34% of the aggregate voting power of the combined classes, and
Donegal Mutual holds approximately 66% of the aggregate voting power of the combined classes.
Opportunistic Ownership Structure Provides Flexibility and Capacity
Structure Provides Flexibility and Capacity

•
Donegal Mutual surplus note investment of $2.5 million
•
$16.8 million in 2012 direct written premiums
•
100% quota share reinsurance with Donegal Mutual
–
SMIC cedes underwriting results to Donegal Mutual
–
Donegal Mutual includes business in pooling agreement with
Atlantic States (80% of SMIC business to Donegal Group)
•
Expanded market presence in Georgia and South Carolina
•
Serves as model for mutual-to-mutual affiliations

Southern Mutual Insurance Company
Affiliation with Donegal Mutual – 2009

Michigan Insurance: Attractive Franchise
Acquired December 2010
•
Potential for increased
premium contribution
•
Track record of
profitability
•
Provided entry into new
state as part of Midwest
expansion strategy
–
Capable management
team
–
Quality agency
distribution system
–
Diversified mix of
business

(Dollars in millions) 2010
(under
prior
owner)
2011 2012 2013
Direct written
premiums
$105 $108 $111 $115**
External quota
share
75% 50% 40% 30%
Ceded to Donegal
Mutual*
N/A 25% 25% 25%
Retained by MICO 25% 25% 35% 45%
Included in DGI
NPW
N/A $46 $57 $68**
Statutory
combined ratio
97% 95% 94% N/A
* Premiums ceded to Donegal Mutual are included in
pooling agreement with Atlantic States (80% to DGI)
** Projected based on estimated 2013 growth rate

Achieve Objectives By Implementing Plan Continue to pursue consolidation opportunities Complement with organic growth and diversification Translate into book value growth

Organic Growth Initiatives Emphasize Agent
Relationships
•
Ongoing objectives:
–
Achieve top three ranking within appointed agencies in lines of business we write
–
Leverage “regional” advantages and maintain personal
relationships as agencies grow and consolidate
•
Continuing focus on commercial lines growth in 2013:
–
Emphasize expanded commercial lines products and capabilities in current agencies
–
Appoint commercial lines focused agencies to expand
distribution in key geographies
–
Strengthen relationships with agencies appointed in recent years

Write PRO®

WriteBiz®

Write FARM®

DONEGAL® GROUP INC.

Best-In-Class Technology and Agent Support
Personal Lines
•
Donegal offers state-of-the-art
quoting and underwriting
capabilities
Commercial Lines
•
Donegal offers web-based
underwriting system with
automated rating and
underwriting

Call
Call
Center
Center
Service
Service
Center
Center
ImageRight
ClaimCenter

Workers' Compensation 13%
Homeowners 20%
Other Personal 3%
Multi Peril 13%
Other Commercial 2%
Commercial Auto 10%
Personal Auto 39%

DONEGAL GROUP INC.

Remain Focused on Underwriting to Best
Leverage Rate Increases
•
Commercial lines currently
38% of NWP
– Commercial lines renewal
premiums increased
approximately 5-8% in 2012
– 2012 expansion partially due to
exposure growth
•
Personal lines currently
62% of NWP
– Multiple rate increases
implemented in 2012 will
increase premium in 2013
– Minimal exposure growth other
than MICO premiums retained

Net Written Premiums by Line of Business
(December 31, 2012)

Employ Sophisticated Actuarial Tools
•
Predictive modeling tools
enhance our ability to
appropriately price our
products
–
Sophisticated predictive
modeling algorithms for
pricing/tiering risks
–
Territorial segmentation
and analysis of
environmental factors that
affect loss experience
–
Exploring tools that allow
consideration of vehicle-
specific data in pricing
•
External information
sources allow us to
develop price optimization
strategies
•
Formal schedule of regular
rate adequacy reviews for
all lines of business,
including GLM analysis on
claim costs and agency
performance
•
Currently evaluating usage-
based insurance tools

In-Force Policy Count
Retention Levels
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Emphasize Commercial Lines Growth
•
Introduce core Donegal
products in new regions
•
Growth focus on accounts
with premiums in $10,000 to
$75,000 range
•
Expand appetite within
classes and lines already
written
–
Add related classes
–
Appropriately use reinsurance
•
Apply underwriting controls
–
Production underwriters
–
Large account reviews
–
Loss control processes
–
Manage catastrophe exposures

In-Force Policy Count
Retention Levels
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Leverage Personal Lines
•
Acquired companies
weighted to personal lines
•
Focus on the preferred and
superior risk markets
•
Rate increases in virtually
every jurisdiction
•
New and renewal inspection
and renewal re-tiering
•
Seek geographic spread of
risk
•
Balance portfolio
(auto/home)

Achieve Objectives By Implementing Plan Continue to pursue consolidation opportunities Complement with organic growth and diversification Translate into book value growth

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
2010
2011
2012

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Build on Healthy Insurance Operations

Donegal Insurance Group (SNL P&C Group)
SNL P&C Industry (Aggregate) – 2012 data not yet available
Personal Lines Loss Ratio
Personal Lines Loss Ratio
Commercial Lines Loss Ratio
Commercial Lines Loss Ratio

Focus on Underwriting Profitability
•
Sustain pricing discipline and conservative underwriting
•
Manage exposure to catastrophe/unusual weather events
–
Purchase reinsurance coverage in excess of a one-in-200 year event
•
Link employee compensation directly to underwriting
performance
•
Focus on rate adequacy and pricing sophistication
•
Leverage centralized oversight of regional underwriting
•
Emphasize IT-based programs such as automated decision
trees and predictive modeling

$250,936
$243,015
$217,897
$180,262
$161,306
Development
(Favorable)
$2,684
1.5%
$9,823
6.1%
($2,885)
(1.6%)
($168)
--
$7,596
3.1%
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Maintain Reserve Adequacy

•
Reserves at $251 million
at year-end 2012
–
Midpoint of actuarial range
–
Reported redundant
reserves in seven out of past
10 years
–
Conservative reinsurance
program limits volatility
•
Emphasis on faster claims
settlements for reduced
longer-term exposures
Values shown are selected reserves
Vertical bars represent actuarial ranges
Reserve Range at 12/31/2012
Low  $228,720
High $275,282
Selected at midpoint
(dollars in thousands, net of reinsurance)
Established Reserves at Year-end
Established Reserves at Year-end

$1,000
(Dollars in thousands)
$900
$800
$700
$600
$500
$400
$300
$200
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Drive Increased Efficiency with Automation
• Current infrastructure can
support premium growth
• Premiums per employee rising
due to underwriting systems
• Claims system allows more
rapid and efficient claims
handling
• Mutual structure provides
opportunities for operational
and expense synergies
• Statutory expense ratio of
29.3% for 2012 vs. 29.0% for
2011

Direct Premiums per Employee
Direct Premiums per Employee

Short-Term Securities 5%
Treasury 2%
Agency 7%
Equity 1%
Corporate 10%
Mortgage-Backed Securities (MBS) 16%
Taxable Munis 2%
Tax-Exempt Municipals 57%

DONEGAL GROUP INC.

Maintain Conservative Investment Mix 24 * Excluding investments in affiliates (as of December 31, 2012) $769 Million in Invested Assets*

Conservative Investment Approach
•
91.3% of portfolio invested in fixed maturities at
year-end 2012
–
59%/41% tax-exempt to taxable mix
•
Emphasis on quality
–
86% AA-rated or better
–
98% A-rated or better
•
No exposure to euro debt, sub-prime, CDO or Alt-A
•
Effective duration =  4.8 years
•
Tax equivalent yield = 3.5%
•
Liquidity managed through laddering

Bank Investment = 5% of Invested Assets
•
Union Community Bank
–
Serves Lancaster County (location of Donegal headquarters)
•
Expanded to 13 branches via acquisition in May 2011
–
Added scale to banking operation
–
Enhanced value of historic bank investment
–
Increased potential for bottom-line contribution
•
DGI owns approximately 48% of bank holding company
–
52% owned by Donegal Mutual
•
Union Community Bank is financially strong and profitable

Union Community Bank is Financially Strong
and Profitable
•
Healthy 2012 results:
–
$509.8 million in assets at year-end 2012
–
$9.8 million in net income, up from $4.8 million in 2011
•
Excellent capital ratios at year-end 2012:

Tier 1 capital to average total assets 15.05%
Tier 1 capital to risk-weighted assets 21.14%
Risk-based capital to risk-weighted assets 23.18%

Outperform Industry in Service, Profitability and Book Value Growth Continue to pursue consolidation opportunities Complement with organic growth and diversification Translate into book value growth

7% CAGR
$20.00
$15.00
$10.00
$5.00
$-
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Book Value
Dividends Paid

DONEGAL GROUP INC.

Strong Capital + Solid Plan to Drive Results
•
Rated A (Excellent) by
A.M. Best
–
Debt-to-capital of
approximately 19%
–
Premium-to-surplus of
approximately 1.4-to-1
•
Dividend yield of 3.5% for
Class A shares
•
Repurchased 272,000
Class A shares under
current authorization since
2009

Book Value Plus Cumulative Dividends
Book Value Plus Cumulative Dividends

Effective Consolidator of “Main Street”
Property and Casualty Insurers
•
Continue to pursue consolidation opportunities
–
10% CAGR in net written premiums since 2002 driven by
contribution from transactions
•
Complement with organic growth and diversification
–
Strong agency relationships set stage for expansion of
commercial lines book
•
Translate into book value growth
–
Leveraging strong capital position and solid plan

Supplemental Information

History of Contributing Transactions
Company Le Mars Peninsula Sheboygan
Southern
Mutual
Michigan
Year Acquired 2004 2004 2008 2009 2010
Company Type Mutual Stock Mutual Mutual Stock
Primary Product Line Personal Niche Personal Personal Pers./Comm.
Geographic Focus Midwest Mid-Atlantic Wisconsin
Georgia/
South Carolina
Michigan
Transaction Type Demutualization Purchase Demutualization Affiliation Purchase
Net Premiums Acquired $20 million $34 million $8 million $11 million $27 million*
Acquisition Price $4 million $24 million $4 million N/A $42 million
Avg. Growth Rate** 4% 3% 13% N/A N/A
Avg. Combined Ratio** 93% 93% 106% 106% 95%

*   Michigan's direct premiums written were $105 million in 2010
** Since acquisition

Net Premiums Written by Line of Business
(in millions) Q412 Q312 Q212 Q112 Q411 Q311 Q211 Q111
Personal lines:
Automobile $45.6 $51.4 $50.2 $48.0 $44.6 $49.5 $47.7 $46.3
Homeowners 22.3 27.6 27.0 20.2 22.3 24.4 23.4 19.4
Other 4.0 4.2 4.2 3.7 3.8 3.9 3.9 3.4
Total personal lines 71.9 83.1 81.4 71.9 70.7 77.8 75.0 69.1
Commercial lines:
Automobile 12.0 12.5 14.0 12.9 10.6 10.9 11.8 11.3
Workers’ compensation 14.3 16.1 16.3 18.6 11.0 12.4 13.6 15.0
Commercial multi-peril 14.7 15.9 17.4 16.4 13.4 13.6 15.7 15.2
Other 1.8 1.7 2.0 1.5 2.0 1.5 1.8 1.5
Total commercial lines 42.8 46.2 49.7 49.4 37.0 38.4 42.9 43.1
Total net premiums written $114.7 $129.3 $131.1 $121.3 $107.7 $116.2 $117.9 $112.2

Combined Ratio Analyses
(percents) Q4 12 Q3 12 Q2 12 Q1 12 Q4 11 Q3 11 Q2 11 Q1 11
Stat Combined Ratios:
Personal lines 108.9 101.3 108.4 101.6 116.7 115.4 116.7 101.8
Commercial lines 88.5 91.4 95.1 88.8 105.5 101.4 93.9 94.3
Total lines 101.2 97.6 103.5 96.9 112.8 110.5 108.7 99.1
GAAP Combined Ratios (total lines):
Loss ratio (non-weather) 68.2 58.6 63.8 62.3 71.6 70.8 60.7 63.2
Loss ratio (weather-related) 3.9 9.3 9.6 4.5 10.6 11.6 19.5 7.2
Expense ratio 29.3 31.4 31.9 32.4 30.5 30.0 32.1 33.2
Dividend ratio 0.3 0.3 0.1 0.2 0.5 0.2 0.1 0.2
Combined ratio 101.7 99.6 105.4 99.4 113.2 112.6 112.4 103.8
GAAP Supplemental Ratios:
Fire losses greater than $50,000 5.5 5.5 5.9 2.9 6.0 7.5 2.3 4.1
Development (savings) on prior year loss reserves 1.6 2.4 1.9 0.4 2.2 (0.5) (1.5) (1.5)

Effective Consolidator of
“Main Street” Property
and Casualty Insurers
For Further Information:
Jeffrey D. Miller, Senior Vice President and Chief Financial Officer
Phone: (717) 426-1931  Fax: (717) 426-7031
E-mail: investors@donegalgroup.com
Website: www.donegalgroup.com